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                                                                    EXHIBIT 10.2

                             PHOENIX NETWORK, INC.
                                 CERTIFICATE OF
                                DESIGNATIONS OF
                            SERIES F PREFERRED STOCK

                                   -----------

         The undersigned, WALLACE M. HAMMOND, the President of PHOENIX NETWORK,

INC., a Delaware corporation (the "Corporation"), the Restated Certificate of

Incorporation of which was filed in the office of the Secretary of State of the

State of Delaware on December 12, 1990, acting pursuant to Section 151 of the

General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY that at a meeting of the Board of Directors of the Corporation duly convened and held on

September 29, 1995 the following resolution was adopted:

                 RESOLVED, that pursuant to Article IV of the Corporation's Restated Certificate of Incorporation relating to the shares of the Corporation, the Board of Directors hereby authorizes, fixes and creates a series of Preferred Stock, par value $.01 per share, having the following powers, preferences, designations, rights and other characteristics:

         A. One Million Two Hundred Thousand (1,200,000) of the authorized shares of Preferred Stock are hereby designated "Series F Preferred Stock."

         B. The rights, preferences, privileges, restrictions and other matters relating to the Series F Preferred Stock are as follows:

                 1. RANKING. The Series F Preferred Stock shall rank as to dividends and upon liquidation, dissolution or winding up of the Corporation (i) on a parity with the Corporations's Series A Preferred and Series B Preferred Stock and with any class or series of Preferred Stock which by its express terms provides that it ranks on a parity with the Series F Preferred Stock (collectively, the "Pari Passu Stock"), and (ii) prior to any class of common equity of the Corporation and any other class or series of capital stock which by its express terms provides that it ranks junior to the Series F Preferred Stock or which does not expressly provide for any ranking as to dividends, liquidation, dissolution or winding up (collectively, the "Junior Stock").


                                       1.
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                 2.     DIVIDENDS.

                        (a) The holders of Series F Preferred Stock shall be entitled to receive cumulative dividends at the rate of nine percent (9%) per annum per share (as adjusted for any combinations, consolidations, stock distributions or dividends, stock splits, reverse stock splits or other similar transactions with respect to such shares) payable, when, as and if declared by the Board of Directors out of legally available funds therefor. Subject to
Section 2(b) below, such dividends shall be payable in cash annually on January 1st of each year (unless such day is not a business day, in which event on the next succeeding business day) (each a "Dividend Payment Date"), commencing on the next Dividend Payment Date succeeding the date of original issue of such shares of Series F Preferred Stock, to holders of record as they appear on the register of the Corporation for the Series F Preferred Stock on the 15th day immediately preceding such Dividend Payment Date. Dividends on shares of Series F Preferred Stock shall be computed on the basis of a 360-day year of twelve 30-day months and shall accumulate from the date of original issue of such shares. Any declaration of a dividend may be for a portion, or all, of the then accumulated dividends. Any accumulated dividends that are not paid will continue to cumulate in the manner described above.

                 (b) Solely at the option of the Corporation, dividends may be paid, instead of in cash, on declaration of the Board of Directors, in shares of the Corporation's common stock, par value $.001 per share (the "Common Stock"), to the extent of legally available surplus of the Corporation, in respect of any or all Dividend Payment Dates. The aggregate par value of Common Stock issued in payment of any dividend shall be transferred from the legal surplus of the Corporation to its capital at the time of such payment. If a dividend is to be paid in Common Stock, the number of shares of Common Stock to be issued in payment of the dividend with respect to each outstanding share of Series F Preferred Stock shall be determined by dividing the amount of the dividend to be paid with respect to such share of Series F Preferred Stock by an amount equal to the Fair Market Value (as defined in Section 5(c) below) of the Common Stock on the date such dividend is declared by the Board of Directors. Any such shares distributed as a dividend shall first be registered on a registration statement with the Securities and Exchange Commission (the "SEC") and such registration statement shall have been declared effective by the SEC.

                 (c) No dividend or distribution in cash, shares of capital stock or other property shall be paid or declared and set apart for payment on any date on or in respect of (i) the Junior Stock (any such dividend or distribution on such stock hereinafter referred to as a "Junior Stock Distribution"), or (ii) any Pari Passu Stock (any such dividends or distributions on such stock hereinafter referred to as a "Pari Passu Stock Distribution"), unless, contemporaneously therewith or with respect to the immediately preceding Dividend Payment Date for the Series F Preferred Stock, a dividend or distribution is or was paid or declared and set apart for payment on or in respect of the Series F Preferred Stock, payable at the rate set forth herein and payable on a date no later than the payment date set forth for such Junior Stock Distribution or Pari Passu Stock Distribution, as the case may be.


                                       2.
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                 (d)     In no event may the Corporation (i) make a Junior
Stock Distribution or a Pari Passu Stock Distribution while there are dividends in arrears on the Series F Preferred Stock or (ii) redeem, purchase or otherwise acquire for value any Junior Stock or Pari Passu Stock unless, prior to or contemporaneously with such redemption, purchase or acquisition the Series F Preferred Stock is redeemed in full (in the case of redemption, purchase or acquisition of Junior Stock) or on a pro rata basis based on liquidation preference (in the case of redemption, purchase or acquisition of Pari Passu Stock).

                 3.       LIQUIDATION PREFERENCE.

                          (a)     In the event of any liquidation, dissolution
or winding up of the Corporation, either voluntary or involuntary, the holders of the Series F Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Junior Stock, the amount of Ten Dollars ($10.00) per share in cash (as adjusted for any stock subdivisions, combinations or consolidations or any stock distributions or dividends with respect to such shares) plus an amount in cash equal to all accrued but unpaid dividends (the "Liquidation Preference") on each share of Series F Preferred Stock then held by them and no more. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series F Preferred Stock and the Pari Passu Stock shall be insufficient to permit the payment to such holders of their Liquidation Preference, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Series F Preferred Stock and the Pari Passu Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full.

                          (b)     After payment to the holders of the Series F
Preferred Stock of the Liquidation Preference, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Junior Stock in accordance with the corporation's Certificate of Incorporation or any other Certificate of Designation with respect to the Preferred Stock.

                          (c)     For the purposes of this Section 3, neither
the merger or the consolidation of the Corporation into or with another corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor the voluntary sale, conveyance, exchange, transfer or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

                 4.       VOTING RIGHTS.

                          (a)     Except as otherwise expressly provided herein
or as required by law, the Series F Preferred Stock shall vote together with the Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and the Common Stock as a single class. The holder of each share of Series F Preferred Stock shall be entitled to that

                                       3.

number of votes equal to the number of shares of Common Stock into which such share could then be converted pursuant hereto and shall be entitled to notice of all stockholders' meetings in accordance with the Bylaws of the Corporation.


                          (b)     So long as at least Two Hundred Thousand
(200,000) shares of Series F Preferred Stock remain outstanding, the holders of the Series F Preferred Stock then outstanding shall be entitled, voting together as a class, to elect two (2) directors of the Corporation at each election of directors. If there shall cease to be at least One Hundred Fifty Thousand (150,000) shares of Series F Preferred Stock outstanding but there shall remain at least Seventy Five Thousand (75,000) shares of such stock outstanding, the holders of the Series F Preferred Stock then shall be entitled voting as a class to elect one (1) director. Any vacancy occurring because of the death, resignation or removal of a director elected by the holders of Series F Preferred Stock shall be filled by the vote or written consent of the holders of a majority of the shares of Series F Preferred Stock.

                 5. CONVERSION. The holders of the Series F Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                          (a)     RIGHT TO CONVERT.  Each share of Series F
Preferred Stock shall be convertible, at the option of the holder thereof, or, with respect to all of the Series F Preferred Stock, upon the vote or written consent of the holders of at least sixty-six and two thirds percent (66 2/3%) in interest of the Series F Preferred Stock, at any time after the date of issuance of such shares, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing ten dollars ($10.00) (the "Original Issue Price") plus all accrued and unpaid dividends, on each share of Series F Preferred Stock by the then applicable Conversion Price (as hereinafter defined) in effect on the date the certificate is surrendered for conversion. The price at which shares of Common Stock shall be deliverable upon conversion (the "Conversion Price") shall initially be two dollars and fifty cents ($2.50) per share of Common Stock. Such initial Conversion Price shall be adjusted as hereinafter provided.

                          (b)     MECHANICS OF CONVERSION.  Before any holder
of Series F Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates thereof, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series F Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series F Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.


                                       4.

                          (c)     ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING
ISSUES.

                                 (i)       SPECIAL DEFINITIONS.  For purposes of
this Section 5(c), the following definitions shall apply:

                                           (1)     "OPTIONS" shall mean rights,
options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                                           (2)     "ORIGINAL ISSUE DATE" shall
mean the date on which a share of Series F Preferred Stock was first issued.

                                           (3)     "CONVERTIBLE SECURITIES"
shall mean any evidences of indebtedness, shares (other than Common Stock and Series F Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                                           (4)     "ADDITIONAL SHARES OF COMMON
STOCK" shall mean all shares of Common Stock issued (or, pursuant to Section 5(c)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                                                     (A)      upon conversion of
shares of Series F Preferred Stock;

                                                     (B)      to officers,
directors or employees of the Corporation, under a stock option plan approved by the Board of Directors, to the extent such issuances do not exceed 15% of the fully diluted Common Stock outstanding on the date of the original issue of Series F Preferred Stock;

                                                     (C)      as a dividend or
distribution on the Preferred Stock authorized and outstanding on the date hereof in accordance with the terms of any applicable Certificate of Designations; or

                                                     (D)      for which
adjustment of the Conversion Price is made pursuant to Section 5(c)(vi).

                                            (5)     "FAIR MARKET VALUE" shall
mean the average closing price of the Company's Common Stock as listed on the American Stock Exchange over the twenty (20) business days immediately preceding the determination of Fair Market Value or in the event such Common Stock is not listed on the American Stock Exchange then on any other recognized exchange using the same twenty (20) day trading period or if not listed on any exchange, then Fair Market Value shall be determined in good faith by the Board of Directors of the Corporation.

                                 (ii)         NO ADJUSTMENT OF CONVERSION PRICE.
No adjustment in the Conversion Price of a particular share of Series F Preferred Stock shall be made in respect


                                       5.
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of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Fair Market Value in effect on the date of such issuance.

                                 (iii)         DEEMED ISSUE OF ADDITIONAL SHARES
OF COMMON STOCK. Subject to paragraph 5(c)(i)(4)(B) herein, in the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Fair Market Value on the date of issuance, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                            (1)     no further adjustments in
the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                            (2)     if such Options or
Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series F Preferred Stock);

                                            (3)     upon the expiration of any
such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                                    (A)      in the case of
Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion


                                       6.
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or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                                    (B)     in the case of
Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 5(c)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                                            (4)     no readjustment pursuant to
clauses (2) or (3) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (A) the Conversion Price on the original adjustment date, or (B) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                                            (5)     in the case of any Options
that expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Conversion Price shall be made, except as to shares of Series F Preferred Stock converted in such period, until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above; and

                                            (6)     if any such record date
shall have been fixed and such Options or Convertible Securities are not issued on the date fixed thereof, the adjustment previously made in the Series F Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and shall instead be made on the actual date of issuance, if any.

                               (iv)         ADJUSTMENT OF CONVERSION PRICE UPON
ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)(iii)) without consideration or for a consideration per share less than the Fair Market Value in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be adjusted, concurrently with such issue, to the price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Fair Market Value, and


                                       7.
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(b) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of common stock so issued.

                               (v)         DETERMINATION OF CONSIDERATION.  For
purposes of this Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                           (1)     CASH AND PROPERTY.  Such
consideration shall:

                                                   (A)      insofar as it
consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                                   (B)      insofar as it
consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                                   (C)      in the event
Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                                           (2)     OPTIONS AND CONVERTIBLE
SECURITIES. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                                                   (A)      the total amount, if
any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                                   (B)      the maximum number
of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                               (vi)         ADJUSTMENTS FOR COMBINATIONS OR
SUBDIVISIONS OF COMMON STOCK. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Junior Stock in Common Stock or


                                       8.
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in any right to acquire Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

                          (d)     REDEMPTION.

                                  (i)         RIGHT TO REDEEM AND VOLUNTARY
CONVERSION. Any or all of the outstanding shares of Series F Preferred Stock shall be redeemable by the Corporation in the event that the market price of the Corporation's outstanding Common Stock (as quoted on any national or regional securities exchange or automated quotation system on which or through which the Corporation's Common Stock is traded) has equaled or exceed for a period of at least twenty (20) consecutive trading days 200% of the Conversion Price in effect during such period. In the event that any holder of Series F Preferred Stock has not responded to the Corporation's notice of redemption within ten
(10) days, then such Series F Preferred shall be deemed to be a voluntary conversion of such Series F Preferred Stock into Common Stock by the holder pursuant to Section 5(a) above.

                                  (ii)         MECHANICS OF REDEMPTION.  Before
the Corporation shall be entitled to redeem any of the shares of Series F Preferred Stock, it shall give written notice to each holder thereof whose shares of Series F Preferred Stock are to be redeemed indicating the number of shares of Series F Preferred Stock to be redeemed. Each holder thereof shall, as soon as practicable thereafter, surrender its certificates for such shares, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, at which time the Corporation shall pay to such holder the Redemption Price (defined below) for each such share to be redeemed. The Redemption Price shall be payable in cash or by check, which need not be certified. Such redemption shall be deemed to have been made immediately prior to the close of business on the date of tender of the Redemption Price for the shares of Series F Preferred Stock to be redeemed.

                                  (iii)         REDEMPTION PRICE DEFINED.  The
"Redemption Price" shall mean the Original Issue Price plus all accrued but unpaid dividends on each share of Series F Preferred Stock to be redeemed.

                          (e)     OTHER DISTRIBUTIONS. In the event the
Corporation shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation or any of it subsidiaries other than Additional Shares of Common Stock, then in each such event provision shall be made so that the holders of Series F Preferred Stock shall receive, upon the conversion thereof, the securities of the Corporation which they would have received had their stock been converted into Common Stock on the date of such event.


                                       9.

                          (f)     NO IMPAIRMENT.  The Corporation will not, by
amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series F Preferred Stock against impairment.

                          (g)     CERTIFICATES AS TO ADJUSTMENTS.  Upon the
occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 5, the Corporation shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series F Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series F Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series F Preferred Stock.

                          (h)     NOTICES OF RECORD DATE.  In the event of any
taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any security or right convertible into or entitling the holder thereof to receive Additional Shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series F Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, and the amount and character of such dividend, distribution, security or right.

                          (i)     ISSUE TAXES.  The Corporation shall pay any
and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series F Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                          (j)     RESERVATION OF STOCK ISSUABLE UPON
CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series F Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series F Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series F Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be

                                      10.

necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to these Articles.

                          (k)     FRACTIONAL SHARES.  No fractional share shall
be issued upon the conversion of any share or shares of Series F Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series F Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation).

                          (l)     NOTICES.  Any notice required by the
provisions of this Section 4 to be given to the holders of shares of Series F Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

                          (m)     ADJUSTMENTS.  In case of any reorganization
or any reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation or corporations, or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series F Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series F Preferred Stock would have been entitled upon the record date of (or date of, if no record date is fixed) such reorganization, reclassification, consolidation, merger or conveyance; and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of such Series F Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of such Series F Preferred Stock.

                 6. RESTRICTIONS AND LIMITATIONS. So long as at least Two Hundred Thousand (200,000) shares of Series F Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of not less than sixty-six and two thirds percent (66 2/3%) in interest of the then outstanding shares of Series F Preferred Stock voting together as a single class, amend, repeal or waive any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws if such action would materially and adversely alter the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Preferred Stock.


                                      11.

                 7. AMENDMENT. Any term relating to the Series F Preferred Stock may be amended only with the vote or written consent of holders of not less than sixty-six and two thirds percent (66 2/3%) in interest of all Series F Preferred Stock then outstanding. Any such amendment shall be binding upon the Corporation and any holder of Series F Preferred Stock.

         IN WITNESS WHEREOF, I have executed this Certificate this ____ day of October, 1995.


                                             ----------------------------------
                                             WALLACE M. HAMMOND
                                             President


ATTEST:


---------------------------------------
DAVID R. LEE
Assistant Secretary


                                      12.